UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) November 18, 2017

Alpine 4 Technologies Ltd.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-55205	46-5482689
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

4742 N. 24th Street Suite 300
Phoenix, AZ
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

855-777-0077 ext 801
 (ISSUER TELEPHONE NUMBER)

 (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.07    Submission of Matters to a Vote of Security Holders.

On November 18, 2017, Alpine 4 Technologies Ltd., a Delaware corporation (the "Company") held its Annual Meeting of Shareholders (the "Annual Meeting"), for which the Board of Directors solicited proxies. At the Annual Meeting, the shareholders voted on the proposals set forth below, as described in the Company's definitive proxy materials filed with the SEC on October 10, 2017, and mailed to all of the Company's shareholders beginning on or about October 10, 2017.

On October 2, 2017, the Record Date for the Annual Meeting, there were a total of 23,222,194 shares of Class A common stock, par value par value $0.0001,  outstanding and entitled to vote at the Annual Meeting, and 16,000,000 shares of Class B common stock, par value par value $0.0001,  outstanding and entitled to vote at the Annual Meeting. A total of 15,426,128 shares of Class A common stock, or 66.43% of the Class A common stock, and 16,000,000 shares of Class B common stock, or 100% of the Class B common stock, were represented in person or by proxy at the Annual Meeting. The proposals voted on and approved by the stockholders at the Annual Meeting were as follows:

Proposal 1

The four director nominees named in the Company's proxy statement were elected, each to hold office until the 2017 Annual Meeting and until their successors are duly elected and qualified, based upon the following votes:

Nominee	Class A For	Class A Withhold	Class B For	Class B Withhold
Kent B. Wilson	13,237,208	11,308	16,000,000	0
Charles Winters	12,888,208	360,308	16,000,000	0
Scott Edwards	13,228,108	20,408	16,000,000	0
Ian Kantrowitz	13,228,108	20,408	16,000,000	0

Proposal 2

The proposal to ratify the appointment of Malone Bailey LLP as the Company's independent public accounting firm was approved based on the following votes:

Class A For	15,112,774
Class A Against	0
Class A Abstain	313,354
Class B For	16,000,000
Class B Against	0
Class B Abstain	0

Proposal 3

The proposal to approve an amendment (the "Amendment") to the Company's Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation"), to reduce the number of shares of the Company's Class A Common Stock authorized from 500,000,000 shares to 100,000,000 shares; to reduce the number of shares of the Company's Class B Common Stock authorized from 100,000,000 shares to 5,000,000 shares; and to increase the number of shares of Preferred Stock from 5,000,000 to 10,000,000 shares  was approved based on the following votes:

Class A For	12,320,659
Class A Against	635,499
Class A Abstain	292,358
Class B For	16,000,000
Class B Against	0
Class B Abstain	0

With respect to Proposal 1, each of the director-nominees received the affirmative vote of a plurality of the votes cast (each with a greater number of votes cast "for" than "withheld"), and each was elected to serve for a term of one years.

Proposal 2, the appointment of Malone Bailey LLP as the Company's independent public accounting firm received the affirmative vote of a majority of votes cast and therefore passed.  Proposal 3, the amendment to reduce the authorized Class A and Class B Common Stock of the Company received the affirmative vote of a majority of votes cast and therefore passed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpine 4 Technologies Ltd.

By: /s/ Kent B. Wilson
Kent B. Wilson
Chief Executive Officer, President
(Principal Executive Officer)

 Date: November 21, 2017